Merrill Lynch Series Fund, Inc.

                  Supplement dated August 5, 1997 to
                    Prospectus dated April 25, 1997


     Effective July 31, 1997, the Balanced Portfolio is permitted to invest up to 65% of its net assets in equity securities. Previously, this Portfolio normally limited its allocation of assets in equity securities to not more than 50% of its net assets and sought to maintain approximately equal allocations of its net assets in debt securities and equity securities.